                                                                     EXHIBIT 1.1

================================================================================





                                 $200,000,000

                     HEALTH CARE PROPERTY INVESTORS, INC.
                           (a Maryland corporation)



                      6 7/8% MandatOry Par Put Remarketed
                             Securities ("MOPPRS")
                               due June 8, 2015



                              PURCHASE AGREEMENT
                              ------------------





"MandatOry Par Put Remarketed Securities" and "MOPPRS" are service marks owned by Merrill Lynch & Co., Inc.

================================================================================

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
Section 1.  Representations and Warranties................................................  -3-
         (i)     Compliance with Registration Requirements................................  -3-
         (ii)    Incorporated Documents...................................................  -4-
         (iii)   Independent Accountants..................................................  -4-
         (iv)    Financial Statements.....................................................  -4-
         (v)     No Material Adverse Change in Business...................................  -5-
         (vi)    Good Standing of the Company.............................................  -5-
         (vii)   Good Standing of Subsidiaries............................................  -5-
         (viii)  REIT Status..............................................................  -6-
         (ix)    Capitalization...........................................................  -6-
         (x)     Absence of Defaults and Conflicts........................................  -6-
         (xi)    Absence of Proceedings...................................................  -7-
         (xii)   Absence of Further Requirements..........................................  -7-
         (xiii)  Authorization of Purchase Agreement......................................  -7-
         (xiv)   Authorization of Remarketing Agreement...................................  -7-
         (xv)    Absence of Default.......................................................  -7-
         (xvi)   Authorization and Description of the Securities and the Indenture........  -8-
         (xvii)  Title to Property........................................................  -8-
         (xviii) Investment Company Act...................................................  -8-
         (xix)   Rating of Securities.....................................................  -8-

Section 2.  Sale and Delivery to the Underwriter; Closing.................................  -9-

Section 3.  Covenants of the Company......................................................  -9-
         (a)     Compliance with Securities Regulations and Commission Requests...........  -9-
         (b)     Filing of Amendments..................................................... -10-
         (c)     Delivery of Registration Statements...................................... -10-
         (d)     Delivery of Prospectuses................................................. -10-
         (e)     Continued Compliance with Securities Laws................................ -10-
         (f)     Blue Sky Qualifications.................................................. -11-
         (g)     Earnings Statement....................................................... -11-
         (h)     Use of Proceeds.......................................................... -11-
         (i)     Preparation of Prospectus Supplement..................................... -11-
         (j)     Reporting Requirements................................................... -11-

Section 4.  Payment of Expenses........................................................... -12-

Section 5.  Conditions of the Underwriters' Obligations................................... -12-
         (a)     Effectiveness of Registration Statement.................................. -12-
         (b)     Opinions................................................................. -12-
         (c)     Officers' Certificate.................................................... -18-
         (d)     Accountant's Comfort Letter.............................................. -18-
         (e)     Bring-down Comfort Letter................................................ -19-
         (f)     Additional Documents..................................................... -19-

Section 6.  Indemnification............................................................... -19-
         (a)     Indemnification of the Underwriters...................................... -19-
         (b)     Indemnification of Company, Directors and Officers....................... -20-
         (c)     Actions Against Parties; Notification.................................... -20-
         (d)     Settlement without Consent if Failure to Reimburse....................... -21-

         (e)     EDGAR.................................................................... -21-

Section 7.  Contribution.................................................................. -21-

Section 8.  Representations, Warranties and Agreements to Survive Delivery................ -23-

Section 9.  Termination of Agreement...................................................... -23-

Section 10.  Default by One or More of the Underwriters................................... -23-

Section 11.  Notices...................................................................... -24-

Section 12.  Parties...................................................................... -24-

Section 13.  Governing Law and Time....................................................... -24-

Schedule A

                                 $200,000,000

                     HEALTH CARE PROPERTY INVESTORS, INC.
                           (a Maryland corporation)

                      6 7/8% MandatOry Par Put Remarketed
                             Securities ("MOPPRS")
                               due June 8, 2015


                              PURCHASE AGREEMENT
                              ------------------


                                                                    June 3, 1998


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
NationsBanc Montgomery Securities LLC
Salomon Brothers Inc
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
     Merrill Lynch World Headquarters
     North Tower
     World Financial Center
     New York, New York  10281-1209

Dear Sirs:

  Health Care Property Investors, Inc., a Maryland corporation (the "Company"), confirms its agreement with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), NationsBanc Montgomery Securities LLC and Salomon Brothers Inc (collectively, the "Underwriters", which term shall also include any Underwriter substituted as hereinafter provided in Section 10), for whom Merrill Lynch is acting as representative (in such capacity, Merrill Lynch shall hereinafter be referred to as the "Representative"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in Schedule A hereto of $200,000,000 aggregate principal amount of the Company's 6 7/8% MandatOry Put Par Remarketed Securities due June 8, 2015 (the "Securities"). The Securities are to be issued pursuant to an indenture dated as of September 1, 1993 (the "Indenture", which term as used herein includes any


"MandatOry Par Put Remarketed Securities_" and "MOPPRS_" are service marks owned by Merrill Lynch & Co., Inc.

instrument establishing the form and terms of the Securities) between the Company and The Bank of New York, as trustee (the "Trustee").

  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-29485) and a related preliminary prospectus for the registration under the Securities Act of 1933, as amended (the "1933 Act"), of common stock, par value $1.00 per share, preferred stock, par value $1.00 per share, and debt securities, including the Securities (collectively, the "Registered Securities"), which registration statement has been declared effective by the Commission and copies of which have heretofore been delivered to you. The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement, in the form in which it was declared effective, as amended through the date hereof, including all documents incorporated or deemed to be incorporated by reference therein through the date hereof, is hereinafter referred to as the "Original Registration Statement". Any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") is herein referred to as the "Rule 462(b) Registration Statement". The Original Registration Statement, together with any Rule 462(b) Registration Statement, is hereinafter referred to as the "Registration Statement". The Company proposes to file with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations the Prospectus Supplement (as defined in Section 3(i) hereof) relating to the Securities and the prospectus dated September 19, 1997 (the "Base Prospectus") relating to the Registered Securities, and has previously advised you of all further information (financial and other) with respect to the Company set forth therein. The Base Prospectus together with the Prospectus Supplement, in their respective forms on the date hereof (being the forms in which they are to be filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations), including all documents incorporated or deemed to be incorporated by reference therein through the date hereof, are hereinafter referred to as, collectively, the "Prospectus", except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Securities which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Unless the context otherwise requires, all references in this Agreement to documents, financial statements and schedules and other information which is "contained", "included", "stated", "described in" or "referred to" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

  The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

      Representations and Warranties.  (a) The Company represents and warrants
      ------------------------------
to each Underwriter as of the date hereof (such date being hereinafter referred to as the "Representation Date") and as of the Closing Time referred to in
Section 2 as follows:

               Compliance with Registration Requirements. The Company meets the
               -----------------------------------------
     requirements for use of Form S-3 under the 1933 Act and the 1933 Act Regulations. Each of the Original Registration Statement and any Rule 462(b) Registration Statement and the Base Prospectus, at the respective times the Original Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and as of the Representation Date, complied and comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations (including Rule 415(a) of the 1933 Act Regulations), the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not and as of the Representation Date do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. No stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Time referred to in
     Section 2 hereof, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations
                                --------  -------
     and warranties in this subsection (i) shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus or the information contained in the Statement of Eligibility and Qualification of the Trustee under the 1939 Act filed as an exhibit to the Registration Statement (the "Form T-1"). For purposes of this Section 1(a), all references to the Registration Statement, any post-effective amendments thereto and the Prospectus shall be deemed to include, without limitation, any electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval system ("EDGAR").

               Incorporated Documents.  The documents incorporated or deemed to
               ----------------------
     be incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, at the respective times the Registration Statement and any amendments thereto became effective, at the

     Representation Date and at Closing Time, did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               Independent Accountants.  The accountants who certified the
               -----------------------
     financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               Financial Statements.  The financial statements and any
               --------------------
     supporting schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; and, except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; the pro forma financial statements and the related notes thereto incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; and the Company's ratios of earnings to fixed charges included in the Prospectus under the caption "Ratio of Earnings to Fixed Charges" and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission.

               No Material Adverse Change in Business.  Since the respective
               --------------------------------------
     dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby,
     (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock, par value $1.00 per share ("Common Stock"), there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               Good Standing of the Company.  The Company has been duly
               ----------------------------
     incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the Company is in substantial compliance with all laws, ordinances and regulations of each state in which it owns properties that are material to the properties and business of the Company and its subsidiaries considered as one enterprise in such state.

               Good Standing of Subsidiaries.  Each subsidiary of the Company
               -----------------------------
     which is a significant subsidiary (each, a "Significant Subsidiary") as defined in Rule 405 of Regulation C of the 1933 Act Regulations has been duly organized and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority as a corporation or partnership, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such corporate subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and all of the issued and outstanding partnership interests of each such subsidiary which is a partnership have been duly authorized (if applicable) and validly issued and are fully paid and non-assessable and (except for other partnership interests described in the Prospectus) are owned by the Company, directly or through corporate subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               REIT Status.  The Company has at all times operated in such
               -----------
     manner as to qualify as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to operate in such manner.

               Capitalization.  The authorized capital stock of the Company is
               --------------
     as set forth in the Company's Consolidated Balance Sheets as of December 31, 1997 included in the Company's annual report on Form 10-K for the year ended December 31, 1997 (the "Form 10-K") and incorporated by reference in the Prospectus (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus and except for the 698,752 shares of Common Stock issued and sold by the Company in a public offering consummated on April 29, 1998); the shares of issued Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Company has the requisite corporate power and authority to execute and deliver this Agreement and the Securities and to perform its obligations hereunder and thereunder; and, after giving effect to the sale of the Securities and the sale of any other of the Registered Securities to be issued prior to the delivery of the Securities, the aggregate amount of Securities which have been issued and sold by the Company will not exceed the aggregate amount of theretofore unsold Registered Securities.

               Absence of Defaults and Conflicts.  Neither the Company nor any
               ---------------------------------
     of its subsidiaries is in violation of its charter or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject and in which the violation or default might result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any law, administrative regulation or administrative or court order or decree.

               Absence of Proceedings.  There is no action, suit or proceeding
               ----------------------
     before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement or any transaction contemplated hereby; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in or incorporated by reference in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed or incorporated by reference as exhibits to, or incorporated by reference in, the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

               Absence of Further Requirements.  No authorization, approval,
               -------------------------------
     consent, order or decree of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

               Authorization of Purchase Agreement.  This Agreement has been
               -----------------------------------
     duly authorized, executed and delivered by the Company and, upon execution and delivery by the Underwriters, will be a valid and legally binding agreement of the Company.

               Authorization of Remarketing Agreement.  The Remarketing
               --------------------------------------
     Agreement (the "Remarketing Agreement"), dated as of June 8, 1998, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Remarketing Dealer") has been duly authorized, executed and delivered by the Company and, upon execution and delivery by the Remarketing Dealer, will be a valid and legally binding agreement of the Company.

               Absence of Default.  No material default or event of default with
               ------------------
     respect to any indebtedness for borrowed money (other than non-recourse obligations) of the Company or any of its subsidiaries entitling, or which, with notice or lapse of time or both, would entitle, the holders thereof to accelerate the maturity thereof, exists or will exist as a result of the execution and delivery of this Agreement, the Remarketing Agreement or the Indenture, the issuance and sale of the Securities or the consummation of the transactions contemplated hereby or thereby.

               Authorization and Description of the Securities and the
               -------------------------------------------------------
     Indenture.  The Securities have been duly and validly authorized for
     ---------
     issuance and sale to the Underwriters pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of the Indenture and this Agreement against payment of the consideration therefor set forth herein, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or by general equity principles, and will be entitled to the benefits of the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or by general equity principles; the Securities and the Indenture conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus; the issuance of the Securities is not subject to preemptive rights, rights of first refusal or similar rights; and, after giving effect to the sale of the Securities and the sale of any other of the Registered Securities to be issued prior to the delivery of the Securities, the aggregate amount of Securities which have been issued and sold by the Company will not exceed the aggregate amount of theretofore unsold Registered Securities pursuant to the Registration Statement.

               Title to Property.  The Company and its subsidiaries have good
               -----------------
     title to all real property or interests in real property owned by it or any of them, in each case free and clear of all liens, encumbrances and defects except such as are stated or incorporated by reference in the Prospectus or such as would not materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; the Company and its subsidiaries have obtained satisfactory confirmations (consisting of policies of title insurance or commitments or binders therefor or opinions of counsel based upon the examination of abstracts) confirming, except as otherwise described in the Prospectus, (A) that the Company and its subsidiaries have the foregoing title to such real property and interests in real property, and (B) that the instruments securing the Company's and its subsidiaries' real estate mortgage loans create valid liens upon the real properties described in such instruments enjoying the priorities intended, subject only to exceptions to title which have no material adverse effect on the value of such real properties and interests in relation to the Company and its subsidiaries considered as one enterprise; and no material real property and buildings are held under lease by the Company (other than long-term ground leases).

               Investment Company Act.  The Company is not required to be
               ----------------------
     registered under the Investment Company Act of 1940, as amended (the "1940 Act").

               Rating of Securities.  The senior debt securities of the
               --------------------
     Company are currently rated "Baa1" by Moody's Investor's Service, Inc. ("Moody's") and "BBB+" by Standard & Poor's Ratings Service ("Standard & Poor's"). The Securities will be rated by Moody's and Standard & Poor's.

          Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

      Sale and Delivery to the Underwriter; Closing.
      ---------------------------------------------

          On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at 101.748% of the principal amount thereof, the principal amount of Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the office of Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071-2007, or at such other place as shall be agreed upon by the Underwriters and the Company, at 7:00 A.M., Los Angeles time, on June 8, 1998 or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Underwriters of certificates for the Securities to be purchased by the Underwriters. Certificates for the Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least one business day before Closing Time. The certificates for the Securities will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to Closing Time in New York, New York.

     Covenants of the Company.  The Company covenants with each Underwriter
     ------------------------
as follows:

          Compliance with Securities Regulations and Commission Requests.  The
          --------------------------------------------------------------
     Company will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of the Prospectus or any amendment to the Registration Statement or amendment or supplement to the Prospectus or any document to be filed pursuant to the 1934 Act during any period when the Prospectus is required to be delivered under the 1933 Act, (iii) of the receipt of any comments or inquiries from the Commission relating to the Registration Statement or Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose, and (vi) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities under state securities or Blue Sky laws or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance by the Commission of any stop order and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Company will provide the Underwriters with copies of the form of Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the Commission such Prospectus in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the second business day immediately succeeding the date hereof.

          Filing of Amendments.  The Company will give the Underwriters notice
          --------------------
     of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities that differs from the prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations or any abbreviated term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.

          Delivery of Registration Statements.  The Company will deliver to the
          -----------------------------------
     Underwriters as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith and documents incorporated or deemed to be incorporated by reference therein) as the Underwriters may reasonably request and will also deliver to the Underwriters as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated or deemed to be incorporated by reference therein but without exhibits filed therewith) as the Underwriters may reasonably request.

          Delivery of Prospectuses.  The Company will furnish to the
          ------------------------
     Underwriters, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          Continued Compliance with Securities Laws.  If any event shall occur
          -----------------------------------------
     as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          Blue Sky Qualifications.  The Company will endeavor, in cooperation
          -----------------------
     with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, however,
                                                             --------  -------
     that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities shall have been so qualified, the Company will file such statements and reports as may be required by laws of such jurisdiction to continue such qualification in effect for as long as may be required for the distribution of the Securities.

          Earnings Statement.  The Company will make generally available to its
          ------------------
     security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering the twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          Use of Proceeds.  The Company will use the net proceeds received by it
          ---------------
     from the sale of the Securities in the manner to be specified in the Prospectus Supplement under "Use of Proceeds".

          Preparation of Prospectus Supplement.  Immediately following the
          ------------------------------------
     execution of this Agreement, the Company will prepare a prospectus supplement, dated the date hereof (the "Prospectus Supplement"), containing the terms of the Securities, the plan of distribution thereof and such other information as may be required by the

     1933 Act or the 1933 Act Regulations or as the Underwriters and the Company deem appropriate, and will file or transmit for filing with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations copies of the Prospectus (including such Prospectus Supplement).

          Reporting Requirements.  The Company, during the period when the
          ----------------------
     Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

      Payment of Expenses.  The Company will pay all expenses incident to the
      -------------------
performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (iv) any fees payable in connection with the rating of the Securities, (v) the fees and disbursements of the Company's counsel and accountants, (vi) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fee and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of a Supplemental Blue Sky Survey, (vii) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus and preliminary prospectus supplement and of the Prospectus and Prospectus Supplement and any amendments or supplements thereto, including any abbreviated term sheet delivered by the Company pursuant to Rule 434 of the 1933 Act Regulations, (viii) the printing and delivery to the Underwriters of copies of the Supplemental Blue Sky Survey and the Indenture and (ix) any fees and expenses of a depositary in connection with holding the Securities in book-entry form.

     If this Agreement is cancelled or terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fee and disbursements of counsel for the Underwriters.

      Conditions of the Underwriters' Obligations.  The obligations of the
      -------------------------------------------
Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

               Effectiveness of Registration Statement.  At Closing Time no stop
               ---------------------------------------
     order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus (including the Prospectus Supplement referred to in Section 3(i) hereof) shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to the Underwriters of such timely filing or transmittal.

               Opinions.  At Closing Time the Underwriters shall have received:
               --------

                   The favorable opinion, dated as of Closing Time, of Latham & Watkins, special counsel for the Company, in form and scope satisfactory to counsel for the Underwriters, to the effect that:

                         The Registration Statement (including any Rule 462(b)
               Registration Statement) has been declared effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings therefor have been initiated or threatened by the Commission.

                         The Registration Statement (including any Rule 462(b)
               Registration Statement) at the time it became effective and at the Closing Date, appeared on its face to comply as to form in all material respects with the requirements for registration statements on Form S-3 under the 1933 Act and the 1933 Act Regulations; it being understood that such counsel need express no opinion with respect to documents incorporated by reference therein except as set forth in paragraph (iii) below, or the financial statements, schedules and other financial data and related schedules included or incorporated by reference in the Registration Statement. In passing upon the compliance as to form of the Registration Statement, such counsel may assume that the statements made and incorporated by reference therein are true, correct and complete.

                         Each document filed pursuant to the 1934 Act and
               incorporated by reference in the Prospectus (other than the financial statements, schedules and other financial data and related schedules included or incorporated by reference therein, as to which no opinion need be rendered), at the time it was filed with the Commission, appeared on its face to comply as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations. In passing upon compliance as to form of such documents, such counsel may assume that the statements made therein are true, correct and complete.

                         To the best of such counsel's knowledge, there are no
               legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus.

                         No authorization, approval, consent, decree or order of
               any Federal or California court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, the Remarketing Agreement or the Indenture, or in connection with the sale of the Securities hereunder, except such as may have been obtained or rendered, as the case may be, or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws (including real estate syndication laws).

                         The issue and sale of the Securities and the compliance
               by the Company with the provisions of this Agreement, the Remarketing Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any material term or provision of, or constitute a default under the Material Agreements (as defined in such opinion) at the date hereof; nor will such action, to the best of such counsel's knowledge, result in any material violation of any statute or any order, rule or regulation applicable to the Company of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except that such counsel need express no opinion under federal securities laws except as expressly otherwise provided in this Section 5(b)(1), and no opinion under state securities laws (including real estate syndication laws) or any antifraud laws.

                         The Company is not required to be registered under the
               1940 Act.

                         The Indenture has been duly qualified under the 1939
               Act.

                         The Securities are in due and proper form and when
               executed and authenticated in accordance with the terms of the Indenture and delivered pursuant to the provisions of this Agreement against payment of the consideration therefor, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and each holder of the Securities will be entitled to the benefits of the Indenture.

                         The Indenture and the Remarketing Agreement are legally
               valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms.

                         The information in the Prospectus under the caption
               "Description of the MOPPRS," insofar as such statements constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is accurate in all material respects.

                   The favorable opinion, dated as of Closing Time, of Latham & Watkins, special counsel for the Company, in form and scope satisfactory to counsel for the Underwriters and subject to customary assumptions, limitations and exceptions acceptable to counsel for the Underwriters, to the effect that:

                         the Company was organized in conformity with the
               requirements for qualification as a real estate investment trust under the Code commencing with its taxable year ending December 31, 1985, and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code; and the information in the Prospectus under the captions "Certain Federal Income Tax Considerations to the Company" and "Certain United States Federal Income Tax Considerations," insofar as such statements constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is accurate in all material respects.

                    The favorable opinion, dated as of Closing Time, of Ballard Spahr Andrews & Ingersoll, LLP, Maryland counsel for the Company, in form and scope satisfactory to counsel for the Underwriter, to the effect that:

                         The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Maryland.

                         The Company has the corporate power and authority to
               own, lease and operate its properties and to conduct its business as described in the Prospectus.

                         The authorized capital stock of the Company consists of
               (a) 50,000,000 shares of Preferred Stock, par value one dollar ($1.00) per share, of which 2,760,000 shares have been classified as Series A Preferred Stock; and (b) 100,000,000 shares of Common Stock, par value one dollar ($1.00) per share.

                         The execution and delivery of each of the Indenture and
               the Remarketing Agreement has been duly authorized by all necessary corporate action on the part of the Company under its charter and bylaws and the Maryland General Corporation Law (the "MGCL"). The Indenture and the Remarketing Agreement have each been duly executed and delivered by the Company.

                         The issuance of the Securities pursuant to the
               Indenture, and the offer and sale of the Securities pursuant to this Agreement, have been duly authorized by all necessary corporate action on the part of the Company under its charter and bylaws and the MGCL.

                         Texas HCP, Inc. has been duly incorporated and is
               validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. All of the issued and outstanding shares of capital stock of such subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable and are owned by the

               Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

                         The execution and delivery of this Agreement has been
               duly authorized by all necessary corporate action on the part of the Company under its charter and bylaws and the MGCL. This Agreement has been duly executed and delivered by the Company.

                         The issuance and sale of the Securities by the Company
               and the compliance by the Company with the provisions of this Agreement, the Remarketing Agreement and the Indenture and the consummation of the transactions contemplated thereby (as related to the Securities with respect to the Indenture), will not result in any violation of the provisions of the charter or bylaws of the Company.

                         No authorization, approval, consent, decree or order of
               any court or governmental authority or agency is required under the Maryland General Corporation Law for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the sale of the Securities hereunder, except such as may have been obtained or rendered, as the case may be, or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

               In rendering its opinion, Ballard Spahr Andrews & Ingersoll, LLP shall state that each of Brown & Wood llp, in rendering its opinion pursuant to Section 5(b)(5), and Latham & Watkins, in rendering its opinion pursuant to Section 5(b)(1), may rely upon such opinion as to matters arising under the laws of the State of Maryland.

                    The favorable opinion, dated as of Closing Time, of Edward J. Henning, General Counsel of the Company, in form and scope satisfactory to counsel for the Underwriters, to the effect that:

                         To the best of such counsel's knowledge and
               information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                         To the best of such counsel's knowledge and
               information, each Significant Subsidiary of the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                         To the best of such counsel's knowledge and
               information, no material default exists in the due performance or observance by the Company or any of its subsidiaries of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument described or referred to in the Registration Statement or filed as an exhibit thereto or incorporated by reference therein which would have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                         To the best of such counsel's knowledge and
               information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto and the descriptions thereof or references thereto are correct.

                         The authorized, issued and outstanding capital stock of
               the Company is as set forth in the Company's Consolidated Balance Sheets as of December 31, 1997 included in the Form 10-K and incorporated by reference in the Prospectus (except for subsequent issuances, if any, pursuant to reservations, agreements, dividend reinvestment plans or employee or director stock plans referred to in the Prospectus), and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

                    The favorable opinion, dated as of Closing Time, of Brown & Wood llp, counsel for the Underwriters, with respect to the matters set forth in (i), (ii), (viii), (ix), (x) and (xi) of subsection
          (b)(1) and (i), (iv), (v) and (vii) of subsection (b)(3) of this Section. In rendering such opinion, Brown & Wood llp may rely upon the opinion of Ballard Spahr Andrews & Ingersoll, rendered pursuant to
          Section 5(b)(3) as to matters arising under the laws of the State of Maryland.

                    In giving their opinions required by subsections (b)(1) and
          (b)(5), respectively, of this Section, Latham & Watkins and Brown & Wood llp shall each additionally state that nothing has come to their attention that would cause them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel shall express no opinion with respect to the financial statements, schedules and other financial data in the Registration Statement or the Prospectus. In giving their opinions, Latham & Watkins and Brown & Wood LLP may rely, to the extent recited therein, (A) as to all matters of fact, upon certificates and written statements of officers of the Company, and
          (B) as to the qualification and good standing of the Company and each Significant Subsidiary to do business in any state or jurisdiction, upon certificates of appropriate government officials.

               Officers' Certificate.  At Closing Time there shall not have
               ---------------------
     been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or a Vice President of the Company and the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the best knowledge and information of such officer, threatened by the Commission. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

               Accountant's Comfort Letter.  At the time of execution of this
               ---------------------------
     Agreement, the Underwriters shall have received from Arthur Andersen LLP a letter, dated such date, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to financial statements and financial information included and incorporated by reference in the Registration Statement and the Prospectus (including, without limitation, the pro forma financial statements, if any) and substantially in the same form as the draft letter previously delivered to and approved by the Underwriters.

               Bring-down Comfort Letter.  At Closing Time the Underwriters
               -------------------------
     shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to therein shall be a date not more than three business days prior to Closing Time.

               Additional Documents.  At Closing Time counsel for the
               --------------------
     Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notifying the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 1, 4, 6, 7 and 8 shall remain in effect.

     Indemnification.
     ---------------

               Indemnification of the Underwriters.  The Company agrees to
               -----------------------------------
indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, as follows:

                    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                    against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (A) this indemnity agreement shall not apply to any
--------  -------
loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto), and (B) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or preliminary prospectus supplement, this indemnity agreement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter within the meaning of Section 15 of the 1933 Act) to the extent that any such loss, liability, claim, damage or expense of such Underwriter or any person controlling such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given by such Underwriter or on such Underwriter's behalf at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus (as then amended or supplemented), if required by law to have been so delivered, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, liability, claim, damage or expense.

               Indemnification of Company, Directors and Officers.  Each
               --------------------------------------------------
Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

               Actions Against Parties; Notification.  Each indemnified party
               -------------------------------------
shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not
        --------  -------
(except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               Settlement without Consent if Failure to Reimburse.  If at any
               --------------------------------------------------
time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               EDGAR.  For purposes of this Section 6, all references to
               -----
the Registration Statement, any preliminary prospectus, preliminary prospectus supplement or the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include, without limitation, any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR.

          Contribution.  If the indemnification provided for in Section 6
          ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company as set forth on the cover of the Prospectus (or, if Rule 434 is used, the corresponding location on the Term Sheet) and the total commissions or other compensation or remuneration received by the Underwriters bears to the total purchase price of the Securities.

          The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were offered exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

          Representations, Warranties and Agreements to Survive Delivery.  All
          --------------------------------------------------------------
representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

          Termination of Agreement.  (a) The Underwriters may terminate this
          ------------------------
Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any outbreak of hostilities or other calamity or crisis or change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which on the financial markets of the United States is such as to make it, in the judgement of the Underwriters, impracticable or inadvisable to market the Securities or enforce contracts for the sale of the Securities, (iii) if trading in the securities of the Company has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission, the NASD or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or California authorities, or (iv) if any of the nationally recognized securities rating agencies specified in Section 1(a)(xix) hereof shall have publicly announced that it has (A) placed any senior debt securities of the Company on what is commonly termed a "watch list" for possible downgrading or (B) downgraded any senior debt securities of the Company. As used in this Section 9(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

               If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

Notwithstanding any such termination, the provisions of Sections 1, 4, 6, 7 and 8 shall remain in effect.

          Default by One or More of the Underwriters.  If any Underwriter shall
          ------------------------------------------
fail at Closing Time to purchase the Securities which it is obligated to purchase hereunder (the "Defaulted Securities"), the remaining Underwriters (the "Non-Defaulting Underwriters") shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Non-Defaulting Underwriters shall have not completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any Non-Defaulting Underwriter.

          No action pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the Non-Defaulting Underwriters or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

          Notices.  All notices and other communications hereunder shall be
          -------
in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication. Notices to the Underwriters shall be directed to it at Merrill Lynch & Co., 10877 Wilshire Boulevard, Suite 1900, Los Angeles, CA 90024, Attention: James F. Flaherty III, Managing Director, and notices to the Company shall be directed to it at 4675 MacArthur Court, 9th Floor, Newport Beach, California 92660, Attention: Kenneth B. Roath, President and Chief Executive Officer, with a copy to Pamela B. Kelly, Esq. at Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071.

          Parties.  This Agreement shall inure to the benefit of and be
          -------
binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation other than the Underwriters and the Company and their respective successors and the controlling persons and the officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and said officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

          Governing Law and Time.  This Agreement shall be governed by and
          ----------------------
construed in accordance with the laws of the State of California applicable to agreements made and to be performed in such State. Unless stated otherwise, all specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.


                              Very truly yours,

                              HEALTH CARE PROPERTY INVESTORS, INC.



                              By:   /s/ Kenneth B. Roath
                                    ---------------------------------
                                    Name:  Kenneth B. Roath
                                    Title: Chairman, President and
                                           Chief Executive Officer



CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES LLC
SALOMON BROTHERS INC

By:  Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated



By:           /s/ Paul M. Meurer
    ------------------------------------------
              Authorized Signatory

                                 SCHEDULE A



                     Underwriter                                                       Principal
                     -----------                                                       Amount of
                                                                                      Securities
                                                                                      ----------
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated................................................                $140,000,000
   NationsBanc Montgomery Securities LLC..................................                  30,000,000
   Salomon Brothers Inc...................................................                  30,000,000
                                                                                          ____________

   Total..................................................................                $200,000,000
                                                                                          ============